                                 Annual Report

                                              EMERGING
                                              MARKETS
                                              STOCK FUND
                                              OCTOBER 31, 2000

[LOGO]

T. ROWE  PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Emerging Markets Stock Fund

 .    Emerging market stocks posted negative returns over the last year, particularly during the last six months as global technology issues declined.

 .    The fund's six-month return, although negative, was better than that of its benchmarks. Twelve-month performance was positive, far exceeding fund benchmarks.

 .    Favorable 12-month returns reflected successful high-growth investments early in the fund's fiscal year.

 .    We continued shifting assets away from high-growth issues into stocks with steadier growth prospects. We also reduced exposure to Far East markets.

 .    Emerging market prospects are promising, but given international uncertainties, we have increased exposure to companies that depend on domestic economies more than on global factors.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Emerging markets began your fund's fiscal year on a strong note but succumbed to a global downturn in technology and telecommunications stocks that began in the spring and accelerated as the year drew to a close. Slowing growth in developed countries due to rising interest rates and oil prices contributed to the negative sentiment. As a result, emerging market performance was generally weak for the 12-month period ended October 31, 2000, and very disappointing for the last six months.

PERFORMANCE COMPARISON

Periods Ended 10/31/00                                       6 Months  12 Months
--------------------------------------------------------------------------------
Emerging Markets Stock Fund                                   -16.19%     12.09%
MSCI Emerging Markets
Free Index                                                    -19.92      -8.81
Lipper Emerging Markets
Funds Average                                                 -19.47      -2.65

As you can see in the table, your fund performed better than its benchmarks-the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the Lipper Emerging Markets Funds Average--for both the 6- and 12-month periods ended October 31. Six-month performance, while sharply negative, was mitigated by our underweighting in technology-heavy Asian markets, which fared worst, and by overweighting Latin America, where gains in Mexican and Brazilian financial stocks offset much of the tech sector's decline. Our holdings in Israel, despite increased political violence in the region, added the most value during the period. The fund's double-digit 12-month performance reflected our favorable selection of high-growth stocks in the first half of the fiscal year, before technology and telecom issues fell from favor.

At the end of October, the fund's largest regional allocation was the Far East, at 33% of assets versus 37% at the end of April. We reduced exposure to this region in favor of Africa and the Middle East and, to a lesser extent, Emerging Europe and Latin America. In addition, we have been gradually shifting assets from high-growth areas to sectors with steadier growth prospects, such as pharmaceuticals, which have held up better in recent months. We continued to overweight telecom stocks but generally underweighted the technology sector, particularly software and Internet names.

MARKET REVIEW

Far East

As mentioned, Asian markets were the worst performers in the last six months. Taiwan and South Korea, each a major oil importer, fell 37% and 35%, respectively. India held up better but still declined 26%. These three countries, which represent the bulk of our Asian exposure, have the most open and export-oriented economies in the developing world and, therefore, are very sensitive to a slowdown in global growth.

MARKET PERFORMANCE

(In U.S. Dollar Terms)
Periods Ended 10/31/00                                   6 Months      12 Months
--------------------------------------------------------------------------------
Argentina                                                 -17.44%        -15.89%
Brazil                                                      0.77          39.05
Chile                                                      -9.66           1.19
China (Free)                                               -9.07         -27.90
Israel (Nondomestic)                                       46.69         177.57
Malaysia (Free)                                           -17.95           1.78
Mexico                                                     -2.53          17.98
Poland                                                    -27.88         -10.41
South Africa                                               -2.92          -5.06
Thailand                                                  -42.00         -42.66
Source: RIMES Online, using MSCI indices.

Taiwan stocks were hurt not only by global factors, but also by domestic political problems. The new government of President Chen upset the business community with bungled policy proposals on tax reforms, and attempts at exposing the crony behavior of the previous administration merely exacerbated the gloom among investors. Given the negative sentiment, stocks of leading companies such as Taiwan Semiconductor Manufacturing and United Microelectronics now look particularly cheap.

South Korea was also hammered by both external and domestic matters. Profit warnings from U.S. technology bellwethers slammed the semiconductor sector, and Samsung Electronics, the world's largest producer, swiftly declined 50%. Fortunately, we had been trimming our position, but it is still a major holding. On the domestic front, the financial sector was pressured by news that investment trusts remained mired in bad debts and by the failure of heavily indebted Daewoo Motor, which was declared bankrupt in early November, to find a buyer.

India is our second-largest country exposure, with 11.6% of assets as of October
31. Although some of the highest-flying software and information technology
(IT) consulting shares fell back to earth, domestic consumption stocks such as biscuit manufacturer Britannia Industries held up relatively well. Our broad exposure to the Indian economy helped us avoid the brunt of the tech sector's retreat.

The smaller markets of Thailand, Indonesia, and the Philippines each dropped 35% or more, with currency weakness contributing heavily to the declines in dollar terms. We have low exposure to Thailand and no holdings in the other two countries because their leaders do not seem to have learned the lessons of the 1997-98 Asian financial crisis. Banking systems remain fragile, and legislation to facilitate the cleanup of bad loans is greatly needed.

Latin America
Latin American markets declined in the last six months but generally held up better than emerging markets in other regions. Brazil and Mexico were flat, while Chile and Argentina fell 10% and 17%, respectively.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
Emerging Markets Stock Fund

[GRAPH]

Other and Reserves        5%
Africa and Middle East   17%
Far East                 33%
Europe                   17%
Latin America            28%

Based on net assets as of 10/31/00.

In Brazil, strong bank stocks helped counteract poor performance from the telecommunications sector. Banks have adapted well to the lower interest rate environment and remain among the most profitable in the region, despite their high cost structure. Telecom stocks fell in tandem with their global coun-terparts and were hurt by a change in the com- petitive landscape. Wireless spectrum auctions for three licenses per region are now scheduled for the first quarter of 2001, and, as a result, returns to all operators will probably fall. We cut our position in Telebras accordingly and used the proceeds to participate in the privatization of oil and gas company Petroleo Brasileiro (Petrobras). On the economic front, Brazil's recovery remains on track. Second-quarter GDP was up 3.9% over last year, and inflation is expected to be only 7% in 2000.

In Mexico, the economy remains robust. Second-quarter GDP increased by 7.6%, and retail sales have been strong. The monetary authorities are uncomfortable with such rapid growth and are likely to make further attempts to cool the economy. As with Brazil, Mexico's financial sector performed best; two of the fund's largest holdings, Grupo Financiero Banamex and Grupo Financiero BBVA Bancomer, were beneficiaries. Following strong merger activity, the Mexican banking system is now comfortably capitalized and fully provisioned against past due loans, but increased loan activity thus far has proved elusive.

News from Argentina was again discouraging. The embryonic recovery in the second half of 1999 was cut short by tax increases introduced in the first half of 2000, which hit the middle class hard and reversed the previous improvement in consumer confidence. Our exposure to Argentina remains low at around 1% of the portfolio.

Europe
The markets of Emerging Europe fell sharply in the last six months. The Czech Republic, Hungary, and Poland were down 17%, 23%, and 28%, respectively, partially because their currencies were dragged lower by the weakening euro. Economic recovery remains strong in Hungary and the Czech Republic, but Poland still has a large trade deficit. During the period, we added to our positions in Hungarian pharmaceutical stocks EGIS and Gedeon Richter. Their valuations are reasonable, in our opinion, and their growth is accelerating because of the global trend toward greater use of generic drugs as well as increased sales in Russia.

In Russia, the good news is that the economy is recovering strongly thanks to high oil prices. In addition, the country's trade surplus has increased to 14% of GDP, and foreign exchange reserves are once again at 1998 levels, before the economy collapsed. The Putin government, with the majority support of the legislature, has also made progress with structural reforms regarding tax collection and the budget. The bad news, however, is that Russian stocks declined nearly 20% in the last six months, as investors were rattled by a couple of corporate governance scandals, notably one at Norilsk Nickel. Despite this, we continued to increase our Russian exposure by purchasing additional shares of oil exploration and production company Surgutneftegaz.

Africa and the Middle East
Markets in these regions were mixed, but Israel fared best with a 47% gain. All of our Israeli holdings are in the technology or biotechnology areas; so far, they have been unaffected by the increased political violence because their sales and production are almost entirely outside of Israel. History tells us that it is best to ignore the political situation and focus on company fundamentals. We have been steadily reducing our large position in Teva Pharmaceutical, which at one point was up 80% year-to-date on the prospect that generic drugs would get more favorable treatment after the U.S. elections.

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
                                                           Percent of Net Assets
                                                           4/30/00      10/31/00
--------------------------------------------------------------------------------
Services                                                     37.3%         38.5%
Financial                                                    16.6          19.9
Consumer Goods                                               11.9          12.8
Capital Equipment                                            17.7           9.8
Energy                                                        5.1           8.5
Materials                                                       -           3.3
Miscellaneous                                                   -           2.1
All Other                                                     5.6           1.4
Reserves                                                      5.8           3.7
--------------------------------------------------------------------------------
Total                                                       100.0%       100.0%

Stocks in Turkey and Egypt fell 36% and 37%, respectively. In Turkey, we purchased Turkiye Garanti Bankasi and added to our positions in Yapi ve Kredi Bankasi and Dogan Yayin Holding. The IMF stabilization program remains on track, and inflation should fall to around 25% by early next year. The country's fiscal position is also greatly improved following some successful privatizations. In Egypt, the market has been undermined by macroeconomic uncertainty surrounding the decision of the monetary authorities to let the country's overvalued currency depreciate. Stocks are very cheap but unlikely to rebound until investor confidence in the economy is restored.

OUTLOOK

This has been a difficult year for emerging markets, but almost exclusively due to external factors. Based on their fundamentals, we find their outlook to be promising. Latin American economies are rebounding, fiscal positions have improved, and valuations look attractive. Much of the same applies to Emerging Europe, especially Russia, which has been greatly helped by rising oil prices. Asia looks less positive from a macroeconomic standpoint, but stock valuations are again at attractive levels.

If developed economies can achieve a soft landing (i.e., slower growth without slipping into a recession) and if technology stocks worldwide stop falling, the year could end on a positive note. However, if the situation in the Middle East worsens and major tech companies continue to report disappointing earnings, all bets are off. Given the international uncertainty, we have increased exposure to steady growth stocks that depend more on their domestic economies than on global factors.

Respectfully submitted,

/s/John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 24, 2000

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/00
--------------------------------------------------------------------------------
Telefonos de Mexico (Telmex), Mexico                                        4.6%
Petroleo Brasileiro (Petrobras), Brazil                                     3.8
China Mobile, Hong Kong                                                     3.7
Antenna TV, Greece                                                          2.3
Reliance Industries, India                                                  2.1
--------------------------------------------------------------------------------
Dogan Yayin Holding, Turkey                                                 2.1
South Korea Telecom, South Korea                                            2.0
Taiwan Semiconductor Manufacturing, Taiwan                                  1.9
ICICI, India                                                                1.9
Grupo Financiero BBVA Bancomer, Mexico                                      1.9
--------------------------------------------------------------------------------
Yapi ve Kredi Bankasi, Turkey                                               1.8
Orbotech, Israel                                                            1.8
Samsung Electronics, South Korea                                            1.7
Telebras, Brazil                                                            1.6
Housing Development Finance, India                                          1.5
--------------------------------------------------------------------------------
Grupo Financiero Banamex, Mexico                                            1.5
Mobile Telesystems, Russia                                                  1.4
Grupo Televisa, Mexico                                                      1.4
Ambev, Brazil                                                               1.3
LUKoil, Russia                                                              1.3
--------------------------------------------------------------------------------
Korea Telecom, South Korea                                                  1.3
Teva Pharmaceutical, Israel                                                 1.2
Egyptian Company for Mobile Services, Egypt                                 1.2
United Microelectronics, Taiwan                                             1.2
Femsa, Mexico                                                               1.1
--------------------------------------------------------------------------------
Total                                                                      47.6%

Note: Table excludes reserves.

7
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
[GRAPH]
[PLOT POINTS TO COME]

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since   Inception
Periods Ended 10/31/00           1 Year  3 Years  5 Years  Inception        Date
--------------------------------------------------------------------------------
Emerging Markets Stock Fund      12.09%    4.51%    4.45%      4.85%     3/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                           Year
                                          Ended
                                       10/31/00   10/31/99   10/31/98   10/31/97    10/31/96
NET ASSET VALUE
Beginning of period                     $ 11.08   $   7.95    $ 11.08   $  11.59    $  10.48
Investment activities
   Net investment income (loss)           (0.02)     (0.01)*     0.05*      0.02*       0.02*
   Net realized and
   unrealized gain (loss)                  1.34       3.18      (3.06)     (0.23)       1.08
   Total from
   investment activities                   1.32       3.17      (3.01)     (0.21)       1.10
Distributions
   Net investment income                      -      (0.04)         -      (0.04)      (0.01)
   Net realized gain                                     -      (0.15)     (0.30)          -
   Total distributions                        -      (0.04)     (0.15)     (0.34)      (0.01)
   Redemption fees added
   to paid-in-capital                      0.02          -       0.03       0.04        0.02

NET ASSET VALUE
End of period                           $ 12.42   $  11.08    $  7.95   $  11.08    $  11.59
                                        ====================================================

Ratios/Supplemental Data
Total return/\                            12.09%     40.08%*   (27.31)%*   (1.60)%     10.69%*

Ratio of total expenses to
average net assets                         1.50%      1.75%*     1.75%*     1.75%*      1.75%*
Ratio of net investment
income (loss) to average
net assets                                (0.12)%    (0.14)%*    0.46%*     0.21%*      0.44%*
Portfolio turnover rate                    56.1%      59.0%      54.5%      84.3%       41.7%
Net assets, end of period
(in thousands)                        $ 152,990   $108,418   $ 69,752   $119,285    $ 67,896

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/01.

The accompanying notes are an integral part of these financial statements.

9
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2000

PORTFOLIO OF INVESTMENTS                                Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

ARGENTINA 1.1%
Common Stocks 1.1%
Banco Frances del Rio de la Plata ADR (USD)             22,960       $      502
Perez Companc                                          490,065              706
Telecom Argentina ADR (USD)                             27,240              468
                                                                     ----------
Total Argentina (Cost $2,531)                                             1,676
                                                                     ----------

BRAZIL 11.4%
Common Stocks 6.8%
Brasil Telecom Participacoes ADR (USD)                   2,302              125
Companhia Vale do Rio Doce ADR (USD)                    40,000              935
Embratel Participacoes ADR (USD)                        40,700              659
Pao de Acucar ADR (USD)                                 45,418            1,618
Petroleo Brasileiro (Petrobras) ADR (USD) *             95,000            2,761
Tele Norte Leste Participacoes ADR (USD)                15,084              334
Telebras ADR (USD)                                      33,580            2,460
Telesp Celular ADR (USD)                                15,000              474
Unibanco GDR (USD)                                      42,000            1,060
                                                                     ----------
                                                                         10,426
                                                                     ----------
Preferred Stocks 4.6%
Ambev *                                              9,160,705            2,044
Banco Itau                                          19,254,600            1,498
Cia Energetica Minas Gerais                         21,116,123              320
Petroleo Brasileiro (Petrobras)                        116,090            3,078
                                                                     ----------
                                                                          6,940
                                                                     ----------
Total Brazil (Cost $16,170)                                              17,366
                                                                     ----------

CHILE 1.0%
Common Stocks 1.0%
Banco Santiago ADR (USD)                                24,400              482
Compania de Telecomunicaciones de Chile
  (Class A) ADR (USD) *                                 13,955              213
Embotelladora Andina ADR (USD)                          16,358              196
Enersis ADR (USD) *                                     34,147              606
                                                                     ----------
Total Chile (Cost $1,927)                                                 1,497
                                                                     ----------

10

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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                        Shares            Value
                                                                   In thousands

CHINA 2.1%
Common Stocks 2.1%
China Petroleum & Chemical (Class H) (HKD) *         5,144,000       $    1,009
Huaneng Power International (HKD)                      918,000              359
PetroChina (HKD)                                     5,610,000            1,180
Shanghai Industrial Holdings (HKD)                     370,000              697
                                                                     ----------
Total China (Cost $3,190)                                                 3,245
                                                                     ----------

CROATIA 0.6%
Common Stocks 0.6%
Pliva d.d. GDR (USD)                                    81,441              859
                                                                     ----------
Total Croatia (Cost $1,329)                                                 859
                                                                     ----------

CZECH REPUBLIC 0.7%
Common Stocks 0.7%
Komercni Banka *                                        53,072            1,124
                                                                     ----------
Total Czech Republic (Cost $1,065)                                        1,124
                                                                     ----------

EGYPT 2.3%
Common Stocks 2.3%
Al Ahram Beverages GDR (USD) *                         108,796            1,382
Egyptian Company for Mobile Services *                  89,545            1,771
Lakah Group GDR (USD) *                                163,678              397
                                                                     ----------
Total Egypt (Cost $5,077)                                                 3,550
                                                                     ----------

ESTONIA 0.7%
Common Stocks 0.7%
Eesti Telekom GDR (USD)                                 69,455            1,077
                                                                     ----------
Total Estonia (Cost $1,539)                                               1,077
                                                                     ----------

GREECE 4.0%
Common Stocks 4.0%
Antenna TV ADR (USD) *                                 177,265            3,496

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Cosmote Mobile Communication *                         124,300      $       932
Hellenic Telecommunications Organization                97,846            1,709
                                                                    -----------
Total Greece (Cost $6,383)                                                6,137
                                                                    -----------

HONG KONG 5.4%
Common Stocks 5.4%
Brilliance China Automotive Holdings                    54,000               18
China Mobile (Hong Kong) *                             889,000            5,699
China Resources Beijing                              2,228,000              451
China Unicom *                                         694,000            1,393
Phoenix Satellite Television Holdings *              2,944,000              687
                                                                    -----------
Total Hong Kong (Cost $5,364)                                             8,248
                                                                    -----------

HUNGARY 3.8%
Common Stocks 2.9%
EGIS                                                    40,510            1,710
Gedeon Richter                                          18,802              915
Matav ADR (USD)                                         24,467              575
Matav                                                  262,200            1,166
                                                                    -----------
                                                                          4,366
                                                                    -----------
Preferred Stocks 0.9%
OTP Bank                                                30,874            1,432
                                                                    -----------
                                                                          1,432
                                                                    -----------
Total Hungary (Cost $5,846)                                               5,798
                                                                    -----------

INDIA 11.6%
Common Stocks 11.6%
Apollo Hospitals                                        99,450              446
Britannia Industries                                    61,000              992
Cipla                                                   64,600            1,219
Global E-Com *                                          87,000              439
Global Tele-Systems *                                   76,000            1,710
HDFC Bank                                              237,000            1,270
Hindustan Lever                                        341,000            1,298
Housing Development Finance                            227,500            2,278
ICICI Bank                                             224,520              530

12
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

ICICI                                                  913,515      $     1,460
ICICI ADR (USD)                                        100,635              950
McDowell & Company                                     292,000              388
Pentamedia Graphics                                     50,000              372
Ranbaxy Laboratories                                    88,000            1,310
Reliance Industries *                                  488,000            3,158
                                                                    -----------
Total India (Cost $18,761)                                               17,820
                                                                    -----------

ISRAEL 6.4%
Common Stocks 6.4%
Check Point Software Technologies (USD) *                5,200              824
Commtouch Software (USD) *                              40,920              492
Gilat Satellite Networks (USD) *                        33,630            1,727
NICE Systems ADR (USD) *                                17,670              823
Orbotech (USD) *                                        51,651            2,733
Partner Communication ADR (USD) *                      216,940            1,309
Teva Pharmaceutical ADR (USD)                           31,430            1,859
                                                                    -----------
Total Israel (Cost $9,342)                                                9,767
                                                                    -----------

MEXICO 14.3%
Common Stocks 14.3%
Cemex, Participating Certificates (Represents
2 Series A and 1 Series B shares)                      227,838              958
Coca-Cola Femsa (Class L) ADR (USD)                     62,000            1,190
Corporacion Interamericana de Entretenimiento *        111,800              505
Femsa, UBD Units (Represents 1 Series B and 4
Series D shares)                                       461,040            1,755
Grupo Elektra, Participating Certificates
(Represents 1 Series L share and
2 Series B shares)                                     382,000              395
Grupo Financiero Banamex *                           1,452,000            2,256
Grupo Financiero BBVA Bancomer *                     4,684,000            2,900
Grupo Iusacell ADR (USD) *                              63,400              824
Grupo Modelo (Class C)                                 191,000              509
Grupo Sanborns *                                        94,200              157
Grupo Televisa GDR (USD) *                              39,500            2,138
Kimberly-Clark de Mexico (Class A)                     150,000              384

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Telefonos de Mexico (Telmex) (Class L) ADR (USD)       131,690      $     7,103
Wal-Mart de Mexico ADR (USD) *                          30,113              732
                                                                    -----------
Total Mexico (Cost $16,213)                                              21,806
                                                                    -----------

PERU 0.0%
Common Stocks 0.0%
Credicorp (USD)                                         10,560               77
                                                                    -----------
Total Peru (Cost $192)                                                       77
                                                                    -----------

POLAND 2.3%
Common Stocks 2.3%
Bank Polska Kasa Opieki GDR (USD) *                     66,964              675
Browary Zywiec                                           8,306              393
Computerland *                                          32,288              778
Elektrim *                                             209,674            1,688
                                                                    -----------
Total Poland (Cost $4,760)                                                3,534
                                                                    -----------

RUSSIA 4.0%
Common Stocks 4.0%
LUKoil (USD) *                                          24,351              325
LUKoil ADR (USD)                                        30,350            1,692
Mobile Telesystems ADR (USD) *                          78,214            2,161
Surgutneftegaz ADR (USD)                                96,795            1,258
Vimpel Communications ADR (USD) *                       30,603              597
                                                                    -----------
Total Russia (Cost $7,217)                                                6,033
                                                                    -----------

SOUTH AFRICA 2.8%
Common Stocks 2.8%
ABSA Group                                             345,100            1,173
JD Group                                                50,300              253
M-Cell                                                 253,400              938
Metropolitan Life                                    1,003,300            1,022
Sanlam                                                 933,400              969
                                                                    -----------
Total South Africa (Cost $5,137)                                          4,355
                                                                    -----------

14
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

SOUTH KOREA 6.7%
Common Stocks 6.7%
Housing & Commercial Bank                               42,380      $     1,019
Hyundai Electric Industries *                           35,000              215
Korea Electric Power                                    16,000              357
Korea Telecom                                           23,800            1,402
Korea Telecom ADR (USD)                                 16,000              590
Korean Air Lines                                        55,154              288
Opicom *                                                11,900               61
Samsung Electronics                                     20,405            2,556
Shinhan Bank                                            69,000              692
South Korea Telecom                                     14,490            3,089
                                                                    -----------
Total South Korea (Cost $8,806)                                          10,269
                                                                    -----------

SPAIN 0.3%
Common Stocks 0.3%
Telefonica ADR (USD) *                                   7,844              455
                                                                    -----------
Total Spain (Cost $507)                                                     455
                                                                    -----------

SWITZERLAND 0.7%
Common Stocks 0.7%
Compagnie Financiere Richemont (ZAR)                    37,530            1,050
                                                                    -----------
Total Switzerland (Cost $738)                                             1,050
                                                                    -----------

TAIWAN 6.4%
Common Stocks 6.4%
Acer Communication & Multimedia                         20,200               24
Ambit Microsystems                                      31,000              144
Asustek Computer                                       103,120              514
Elan Microelectronics *                                130,000              384
Far Eastern Textile                                     58,772               49
Hon Hai Precision                                      244,640            1,280
Powerchip Semiconductors GDR (USD) *                    24,263              160
President Chain Store                                  370,856            1,056
Siliconware Precision Industries *                     672,132              512

15
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands

Taiwan Cellular *                                      410,000      $       857
Taiwan Semiconductor Manufacturing *                   972,531            2,951
United Microelectronics *                            1,002,980            1,770
WYSE Technology Taiwan                                  32,000               17
                                                                    -----------
Total Taiwan (Cost $10,177)                                               9,718
                                                                    -----------

THAILAND 1.1%
Common Stocks 1.1%
TelecomAsia *                                        1,561,300              940
TelecomAsia, Rights *                                  187,357               43
Total Access Communications (USD) *                    241,900              769
                                                                    -----------
Total Thailand (Cost $2,000)                                              1,752
                                                                    -----------

TURKEY 5.3%
Common Stocks 5.3%
Anadolu Efes *                                       2,178,789              128
Dogan Yayin Holding *                              241,138,787            3,144
Hurriyet *                                          59,894,338              720
Turkiye Garanti Bankasi *                          128,784,844            1,321
Yapi ve Kredi Bankasi *                            324,153,780            2,802
                                                                    -----------
Total Turkey (Cost $7,620)                                                8,115
                                                                    -----------

VENEZUELA 0.5%
Common Stocks 0.5%
Compania Anonima Nacional Telefonos de Venezuela
   (Class D) ADR (USD)                                  40,935              778
                                                                    -----------
Total Venezuela (Cost $1,393)                                               778
                                                                    -----------

UNITED STATES 0.8%
Common Stocks 0.8%
Comverse Technology *                                   10,443            1,167
StarMedia Network (Class B) ADR *                       14,000               85
                                                                    -----------
Total United States (Cost $1,324)                                         1,252
                                                                    -----------

16
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands
SHORT-TERM INVESTMENTS 3.9%
Money Market Funds 3.9%
Reserve Investment Fund, 6.68% #                     5,920,300      $     5,920
                                                                    -----------
Total Short-Term Investments (Cost $5,920)                                5,920
                                                                    -----------

Total Investments in Securities
100.2% of Net Assets (Cost $150,528)                                $   153,278

Other Assets Less Liabilities                                              (288)
                                                                    -----------

NET ASSETS                                                          $   152,990
                                                                    -----------

  *  Non-income producing
  #  Seven-day yield
ADR  American Depository Receipt
GDR  Global depository receipt
HKD  Hong Kong dollar
USD  U.S. dollar
ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2000

-------------------------------------
STATEMENT OF  ASSETS AND  LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $150,528)                 $   153,278
Securities lending collateral                                             9,839
Other assets                                                              3,571
                                                                    -----------
Total assets                                                            166,688
                                                                    -----------

Liabilities
Obligation to return securities lending collateral                        9,839
Other liabilities                                                         3,859
                                                                    -----------
Total liabilities                                                        13,698
                                                                    -----------

NET ASSETS                                                          $   152,990
                                                                    -----------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions           $   (10,952)
Net unrealized gain (loss)                                                2,616
Paid-in-capital applicable to 12,319,543 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of
the Corporation authorized                                              161,326
                                                                    -----------

NET ASSETS                                                          $   152,990
                                                                    -----------
NET ASSET VALUE PER SHARE                                           $     12.42
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

18
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

------------------------
STATEMENT OF  OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       10/31/00
Investment Income (Loss)
Income
   Dividend (net of foreign taxes of $170)                          $     1,724
   Interest (net of foreign taxes of $3)                                    571
   Securities lending                                                       118
                                                                    -----------
   Total Income                                                           2,413
                                                                    -----------
Expenses
   Investment management                                                  1,859
   Shareholder servicing                                                    467
   Custody and accounting                                                   187
   Legal and audit                                                           38
   Prospectus and shareholder reports                                        33
   Registration                                                              25
   Directors                                                                  7
   Miscellaneous                                                              4
                                                                    -----------
   Total expenses                                                         2,620
                                                                    -----------
Net investment income (loss)                                               (207)
                                                                    -----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities (net of foreign taxes of $1,126)                           11,095
   Foreign currency transactions                                           (274)
                                                                    -----------
   Net realized gain (loss)                                              10,821
                                                                    -----------
Change in net unrealized gain or loss
   Securities (net of deferred foreign taxes of $346)                    (6,418)
   Other assets and liabilities
   denominated in foreign currencies                                         (8)
                                                                    -----------
   Change in net unrealized gain or loss                                 (6,426)
                                                                    -----------
Net realized and unrealized gain (loss)                                   4,395
                                                                    -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $     4,188
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

19
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          Year
                                                         Ended
                                                      10/31/00         10/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                     $      (207)     $      (124)
  Net realized gain (loss)                              10,821             (592)
  Change in net unrealized gain or loss                 (6,426)          29,048
                                                   ----------------------------
  Increase (decrease) in net assets from                 4,188           28,332
                                                   ----------------------------
  operations
Distributions to shareholders
  Net investment income                                      -             (352)
                                                   ----------------------------
Capital share transactions *
  Shares sold                                          128,378           44,491
  Distributions reinvested                                   -              332
  Shares redeemed                                      (88,277)         (34,186)
  Redemption fees received                                 283               49
                                                   ----------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    40,384           10,686
                                                   ----------------------------
Net Assets
Increase (decrease) during period                       44,572           38,666
Beginning of period                                    108,418           69,752
                                                   ----------------------------

End of period                                      $   152,990      $   108,418
                                                   ----------------------------

*Share information
  Shares sold                                            8,450            4,500
  Distributions reinvested                                   -               42
  Shares redeemed                                       (5,915)          (3,529)
                                                   ----------------------------
  Increase (decrease) in shares outstanding              2,535            1,013

The accompanying notes are an integral part of these financial statements.

20
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------
                                                                October 31, 2000

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.

The accompanying financial statements were prepared in accordance with gen-erally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax

21
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T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2000, approximately 86% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the bor-rower fails to return them. At October 31, 2000, the value of loaned securities was $9,704,000; aggregate collateral consisted of $9,839,000 in the securities lending collateral pool and U.S. government securities valued at $207,000.

Other Purchases and sales of portfolio securities, other than short-term securi-ties, aggregated $127,611,000 and $90,579,000, respectively, for the year ended October 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to con-tinue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the fund utilized $12,221,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2000, the

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

fund has $10,904,000 of capital loss carryforwards, $10,590,000 of which expires in 2006 and $314,000 in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                $    207,000
Undistributed net realized gain                                       1,467,000
Paid-in-capital                                                      (1,674,000)

At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $150,528,000. Net unrealized gain aggregated $2,750,000 at period-end, of which $24,127,000 related to appreciated investments and $ 21,377,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The fund accrues a deferred tax liability for net unrealized gains, which totaled $116,000 at October 31, 2000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $140,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $506,000 for the year ended October 31, 2000, of which $48,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 3.0% of the outstanding shares of the Emerging Markets Stock Fund at October 31, 2000. For the year then ended, the fund was allocated $14,000 of Spectrum expenses, $1,000 of which was payable at period-end.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $551,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $8,115,000 with certain affiliates of the manager and paid commissions of $25,000 related thereto.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Emerging Markets Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its opera-tions, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and finan-cial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 2000

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund will pass through foreign source income of $173,000 and foreign taxes paid of $1,299,000.

T. ROWE PRICE EMERGING MARKETS STOCK FUND
--------------------------------------------------------------------------------

ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Emerging Markets Stock Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, elect directors to the fund, and ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows (by number of shares):

For approval of a new investment management agreement:

     Affirmative:                                                  6,851,390.236
     Against:                                                         75,969.927
     Abstain:                                                         88,195.901

Total:                                                             7,015,556.064

For nominees to the Board of Directors of the Emerging Markets Stock Fund:

M. David Testa
     Affirmative:                                                  6,892,341.352
     Withhold:                                                       123,214.712

Total:                                                             7,015,556.064


Martin G. Wade
     Affirmative:                                                  6,890,267.075
     Withhold:                                                       125,288.989

Total:                                                             7,015,556.064

Anthony W. Deering
     Affirmative:                                                  6,897,874.979
     Withhold:                                                       117,681.085

Total:                                                             7,015,556.064

Donald W. Dick, Jr.
     Affirmative:                                                  6,897,948.477
     Withhold:                                                       117,607.587

Total:                                                             7,015,556.064

Paul M. Wythes
     Affirmative:                                                  6,888,827.172
     Withhold:                                                       126,728.892


Total:                                                             7,015,556.064


To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

     Affirmative:                                                  6,880,590.156
     Against:                                                         63,962.064
     Abstain:                                                         71,003.844

Total:                                                             7,015,556.064

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1- 800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Invest With Confidence
[LOGO OF T. ROWE PRICE]
T. Rowe Price Investment Services, Inc., Distributor.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard  Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260  Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square